UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

NEXT 1 INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52669	26-3509845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

2400 N Commerce Parkway, Suite 105 Weston, Florida 33326
(Address of principal executive offices)

(954) 888-9779
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01.   Changes in Registrant’s Certifying Accountant

(a)  Dismissal of independent registered public accounting firm

On December 17, 2010, the Board of Directors of Next 1 Interactive, Inc. (the “Company”) accepted the resignation of Kramer Weisman and Associates, LLP, Certified Public Accountants, Davie, Florida (“Kramer Weisman”), as the Company’s independent registered public accounting firm.

The reports of Kramer Weisman on the Company’s financial statements as of and for the years ended February 28, 2010 and February 28, 2009, contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern. Except for that modification, the reports did not contain an adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the recent fiscal years ending February 28, 2010 and February 28, 2009 and the subsequent periods through August 31,  2010, there have been no (i) disagreements with Kramer Weisman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Kramer Weisman’s satisfaction, would have caused Kramer Weisman to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Kramer Weisman with a copy of the above disclosures and requested that Kramer Weisman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Kramer Weisman’s letter, dated December 17, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On December 17, 2010, the Board of Directors of the Company approved the engagement of Sherb & Co., LLP, Certified Public Accountants and Consultants, Boca Raton, Florida (“Sherb”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending February 28, 2010 and February 28, 2009, and the subsequent interim period prior to the engagement of Sherb, the Company has not consulted Sherb regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.            Description

16.1                         Letter of Kramer Weisman and Associates, LLP, Certified Public Accountants, dated December 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT 1 INTERACTIVE, INC.

Dated: December 21, 2010	By:	/s/ William Kerby
William Kerby
Chief Executive Officer